Exhibit 10.8

AMENDMENT NO. 1 TO GUARANTY

AMENDMENT NO. 1 TO GUARANTY, dated as of August 17, 2022 (this “Amendment”), between CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Repurchase Agreement or the Guaranty (each, as defined below).

RECITALS

WHEREAS, CMTG DB FINANCE LLC, a Delaware limited liability company (“Master Seller”) and Buyer are party to that certain Amended and Restated Master Repurchase Agreement dated as of the date hereof (as so amended and restated, the “Repurchase Agreement”), between Master Seller and Buyer.

WHEREAS, in connection with the Repurchase Agreement, Guarantor entered into that certain Guaranty, dated as of June 26, 2019 (as amended hereby and as further amended, restated or otherwise modified from time to time, the “Guaranty”);

WHEREAS, Guarantor and Buyer wish to amend the Guaranty upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer each hereby agree as follows:

SECTION 1. AMENDMENTS TO GUARANTY.

(a)
Section 1 of the Guaranty is hereby amended by adding the following defined terms in correct alphabetical order:

“ “CECL Reserve” means, with respect to any Person and as of a particular date, all amounts determined in accordance with GAAP under ASU 2016-13 and recorded on the balance sheet of such Person and its consolidated Subsidiaries as of such date.”

“ “Equity Adjustment” means, with respect to Guarantor and its Subsidiaries on a consolidated basis and as of a particular date, the sum of all CECL Reserves and any loan loss reserves, write-downs, impairments or realized losses taken against the value of any assets of Guarantor or its Subsidiaries as of such date.”

“ “Total Adjusted Equity” means, with respect to any Person, as of any date of determination, Total Equity of such Person as of such date plus Equity Adjustment for such Person as of such date.

(b)
Section 5(b) of the Guaranty is hereby amended and restated in its entirety to read as follows:

“(b) permit the ratio of (A) Guarantor’s Total Indebtedness to (B) the sum of Guarantor’s (1) Total Adjusted Equity and (2) Qualified Capital Commitments at any time to be greater than 3.5 to 1.”

(c)
The following definitions in Section 1 of the Guaranty are hereby amended to read as follows:

(i) The definition of “Indebtedness” is hereby amended by adding the following as the last sentence of the definition thereof:

“Notwithstanding the foregoing, springing recourse Indebtedness that does not arise unless certain contingent events occur, which Indebtedness is pursuant to a securitization transaction such as a REMIC securitization, a collateralized loan obligation transaction or other similar securitization shall not be considered Indebtedness for any person unless and until a claim has been made in respect thereof.”

(d)
Section 9(a) of the Guaranty is hereby amended by amending the parenthetical clause therein to read as follows: “(net of any underwriting discounts and commissions, and any other out-of-pocket expenses related to equity issuances)”.

(e)
Section 9(b) of the Guaranty is hereby amended by replacing the words “Total Equity” in sub-clause (1) thereof with the words “Total Adjusted Equity”.

(f)
Section 34 of the Guaranty is hereby amended by adding the following sentence at the end of such section:

“Guarantor acknowledges and agrees that the amendments to the financial covenants relating to treatment of CECL Reserves pursuant to Amendment No. 1 to the Guaranty, dated as of August 17, 2022 (“Amendment No. 1”), provide for treatment more favorable to Guarantor than financial covenants under any other repurchase agreement, loan agreement, warehouse facility, credit facility, guarantee or any amendments thereto that do not contain similar treatment of CECL Reserves and, therefore, for so long as any such other repurchase agreement, loan agreement, warehouse facility, credit facility, guarantee or any amendments thereto is in effect that has not been amended to include such similar treatment of CECL Reserves, Guarantor shall not have the right to benefit from such amendments pertaining to treatment of CECL Reserves in Amendment No. 1.”

SECTION 2. Conditions Precedent; Effective Date. This Amendment shall become effective on the first date upon which each party hereto has executed and delivered its counterpart signatures to this Amendment.

SECTION 3. Guarantor’s Representations and Warranties. Guarantor hereby represents and warrants to Buyer, as of the date hereof (after giving effect to this Amendment), that (i) it is in compliance with all of the terms and provisions set forth in the Repurchase Agreement and the other Transaction Documents on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Guarantor hereby confirms and reaffirms as of the date hereof each of the representations and warranties made by it in Section 10 of the Repurchase Agreement, as amended hereby, and in all of the other Transaction Documents, and further hereby certifies that Guarantor is, as of the date hereof, in compliance with the financial covenants set forth in Section 5 of the Guaranty.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Guaranty and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that from and after the effectiveness of this Amendment, (a) each reference in the Repurchase Agreement to “this Agreement”, “this Repurchase Agreement”, “hereof”, “herein” or words of similar effect shall be deemed to be references to the Repurchase Agreement as amended by this Amendment, (b) each reference in the Guaranty to “this Guaranty”, “hereof”, “herein” or words of similar effect shall be deemed to be references to the Guaranty as amended by this Amendment, (c) each reference therein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment and (d) each reference to the “Repurchase Agreement” or the “Guaranty” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement or Guaranty, as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES CONTAINED ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a

Maryland corporation

By:

Name: J. Michael McGillis

Title: President

[Signatures Continue on Following Page]

BUYER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:

Name: Tom Rugg

Title: Managing Director

By:

Name: Chris Jones

Title: Director